Eaton Vance

Emerging Markets Debt Fund

October 31, 2019

PORTFOLIO OF INVESTMENTS (Unaudited)

Foreign Government Bonds — 64.7%

Security	Principal Amount (000’s omitted)		Value
Angola — 2.5%
Republic of Angola, 8.25%, 5/9/28(1)	USD	200	$209,407

Total Angola			$209,407

Bahamas — 2.5%
Commonwealth of Bahamas, 5.75%, 1/16/24(1)	USD	200	$210,000

Total Bahamas			$210,000

Bahrain — 2.8%
Bahrain Government International Bond, 7.00%, 1/26/26(1)	USD	200	$229,287

Total Bahrain			$229,287

Barbados — 3.0%
Government of Barbados, 7.25%, 12/15/21(1)(2)	USD	350	$250,670

Total Barbados			$250,670

Benin — 4.1%
Benin Government International Bond, 5.75%, 3/26/26(1)	EUR	300	$345,464

Total Benin			$345,464

Colombia — 2.8%
Republic of Colombia, 5.00%, 6/15/45	USD	200	$233,452

Total Colombia			$233,452

Ecuador — 2.3%
Republic of Ecuador, 7.875%, 3/27/25(1)	USD	200	$190,000

Total Ecuador			$190,000

Egypt — 10.5%
Arab Republic of Egypt, 4.75%, 4/16/26(1)	EUR	100	$114,635
Arab Republic of Egypt, 6.375%, 4/11/31(1)	EUR	106	123,202
Arab Republic of Egypt, 8.50%, 1/31/47(1)	USD	400	422,150
Arab Republic of Egypt, 8.70%, 3/1/49(1)	USD	200	214,897

Total Egypt			$874,884

El Salvador — 5.1%
Republic of El Salvador, 7.125%, 1/20/50(1)	USD	200	$203,650
Republic of El Salvador, 7.65%, 6/15/35(1)	USD	200	218,502

Total El Salvador			$422,152

Fiji — 2.4%
Republic of Fiji, 6.625%, 10/2/20(1)	USD	200	$200,500

Total Fiji			$200,500

Security	Principal Amount (000’s omitted)		Value
Jordan — 2.5%
Jordan Government International Bond, 7.375%, 10/10/47(1)	USD	200	$211,570

Total Jordan			$211,570

Kenya — 2.5%
Republic of Kenya, 7.25%, 2/28/28(1)	USD	200	$211,642

Total Kenya			$211,642

Nigeria — 5.2%
Republic of Nigeria, 7.875%, 2/16/32(1)	USD	200	$206,942
Republic of Nigeria, 8.747%, 1/21/31(1)	USD	207	228,491

Total Nigeria			$435,433

Sri Lanka — 4.7%
Republic of Sri Lanka, 6.125%, 6/3/25(1)	USD	400	$394,977

Total Sri Lanka			$394,977

Ukraine — 11.8%
Ukraine Government International Bond, 0.00%, GDP-Linked, 5/31/40(1)(3)(4)	USD	289	$272,354
Ukraine Government International Bond, 9.75%, 11/1/28(1)	USD	600	715,286

Total Ukraine			$987,640

Total Foreign Government Bonds (identified cost $5,228,860)			$5,407,078

Foreign Corporate Bonds — 8.6%

Security	Principal Amount (000’s omitted)		Value
Indonesia — 4.2%
Perusahaan Listrik Negara PT, 5.25%, 10/24/42(1)	USD	320	$354,400

Total Indonesia			$354,400

Mexico — 2.5%
Petroleos Mexicanos, 6.50%, 3/13/27	USD	200	$212,500

Total Mexico			$212,500

Vietnam — 1.9%
Debt and Asset Trading Corp., 1.00%, 10/10/25(1)	USD	200	$155,500

Total Vietnam			$155,500

Total Foreign Corporate Bonds (identified cost $655,487)			$722,400

Sovereign Loans — 10.6%

Borrower	Principal Amount (000’s omitted)	Value
Kenya — 4.0%
Republic Government of Kenya, Term Loan, 8.65%, (6 mo. USD LIBOR + 6.45%), Maturing June 29, 2025(5)	$325	$330,817

Total Kenya		$330,817

Nigeria — 1.8%
Bank of Industry Limited, Term Loan, 7.98%, (3 mo. USD LIBOR + 6.00%), Maturing May 21, 2021(5)(6)	$150	$149,252

Total Nigeria		$149,252

Tanzania — 4.8%
Government of the United Republic of Tanzania, Term Loan, 7.76%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(5)	$400	$405,213

Total Tanzania		$405,213

Total Sovereign Loans (identified cost $870,803)		$885,282

Short-Term Investments — 8.1%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.97%(7)	673,854	$673,854

Total Short-Term Investments (identified cost $673,849)		$673,854

Total Investments — 92.0% (identified cost $7,428,999)		$7,688,614

Other Assets, Less Liabilities — 8.0%		$666,949

Net Assets — 100.0%		$8,355,563

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities is $5,683,526 or 68.0% of the Fund’s net assets.

(2)	Issuer is in default with respect to interest payments.

(3)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the value of this security is $272,354 or 3.3% of the Fund’s net assets.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2019.

(6)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	301,925	USD	335,013	Citibank, N.A.	11/1/19	$1,724	$—
EUR	89,400	USD	99,197	Citibank, N.A.	11/1/19	510	—
EUR	2,768	USD	3,071	Citibank, N.A.	11/1/19	16	—
USD	3,053	EUR	2,768	Citibank, N.A.	11/1/19	—	(34)
USD	98,557	EUR	89,400	Citibank, N.A.	11/1/19	—	(1,151)
USD	332,851	EUR	301,925	Citibank, N.A.	11/1/19	—	(3,886)
EUR	185,837	USD	207,617	Citibank, N.A.	12/6/19	81	—
USD	236,254	EUR	211,470	Citibank, N.A.	12/6/19	—	(92)
USD	99,546	EUR	89,400	Goldman Sachs International	12/6/19	—	(371)
USD	336,191	EUR	301,925	Goldman Sachs International	12/6/19	—	(1,252)
USD	185,868	EUR	169,119	Societe Generale	1/9/20	—	(3,647)
EUR	110,438	USD	124,353	Citibank, N.A.	1/22/20	—	(496)
USD	23,542	EUR	21,038	Citibank, N.A.	1/22/20	—	(52)

						$2,331	$(10,981)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
Euro-Bobl	2	Short	12/6/19	$(300,283)	$3,458
U.S. 5-Year Treasury Note	15	Long	12/31/19	1,788,047	(10,463)
U.S. 10-Year Treasury Note	18	Long	12/19/19	2,345,344	(23,384)
U.S. Long Treasury Bond	3	Long	12/19/19	484,125	(13,012)
U.S. Ultra-Long Treasury Bond	5	Long	12/19/19	948,750	(40,671)

					$(84,072)

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
EUR	100	Receives	6-month EURIBOR (pays semi-annually)	(0.53)% (pays annually)	8/22/24	$1,344	$—	$1,344
EUR	66	Receives	6-month EURIBOR (pays semi-annually)	1.06% (pays annually)	10/16/28	(7,387)	(14)	(7,401)
EUR	86	Receives	6-month EURIBOR (pays semi-annually)	(0.05)% (pays annually)	8/6/29	448	—	448

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
EUR	10	Receives	6-month EURIBOR (pays semi-annually)	(0.16)% (pays annually)	9/12/29	$195	$—	$195
USD	200	Receives	3-month USD-LIBOR (pays quarterly)	3.06% (pays semi-annually)	10/2/23	(12,077)	(19)	(12,096)
USD	19	Pays	3-month USD-LIBOR (pays quarterly)	2.36% (pays semi-annually)	4/29/24	724	—	724
USD	35	Pays	3-month USD-LIBOR (pays quarterly)	2.33% (pays semi-annually)	4/30/24	1,287	—	1,287
USD	203	Receives	3-month USD-LIBOR (pays quarterly)	1.44% (pays semi-annually)	9/26/24	600	—	600
USD	145	Receives	3-month USD-LIBOR (pays quarterly)	2.63% (pays semi-annually)	3/25/29	(13,291)	1,294	(11,997)
USD	300	Pays	3-month USD-LIBOR (pays quarterly)	2.34% (pays semi-annually)	5/17/29	21,806	—	21,806
USD	438	Receives	3-month USD-LIBOR (pays quarterly)	2.09% (pays semi-annually)	7/15/29	(21,647)	144	(21,503)
USD	190	Receives	3-month USD-LIBOR (pays quarterly)	1.35% (pays semi-annually)	9/6/29	4,555	—	4,555
USD	194	Receives	3-month USD-LIBOR (pays quarterly)	1.66% (pays semi-annually)	9/16/29	(878)	—	(878)
USD	150	Receives	3-month USD-LIBOR (pays quarterly)	1.69% (pays semi-annually)	10/22/29	(1,284)	—	(1,284)
USD	185	Pays	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	10/24/29	1,743	—	1,743
USD	95	Receives	3-month USD-LIBOR (pays quarterly)	2.88% (pays semi-annually)	1/31/49	(24,230)	(49)	(24,279)
USD	125	Receives	3-month USD-LIBOR (pays quarterly)	2.54% (pays semi-annually)	5/17/49	(22,462)	—	(22,462)
USD	116	Receives	3-month USD-LIBOR (pays quarterly)	2.21% (pays semi-annually)	8/1/49	(11,061)	—	(11,061)
USD	90	Receives	3-month USD-LIBOR (pays quarterly)	1.57% (pays semi-annually)	8/29/49	4,784	—	4,784
USD	99	Receives	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	9/9/49	3,381	—	3,381
USD	7	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	9/12/49	161	—	161
USD	72	Receives	3-month USD-LIBOR (pays quarterly)	1.89% (pays semi-annually)	10/24/49	(1,648)	—	(1,648)
USD	110	Receives	3-month USD-LIBOR (pays quarterly)	1.87% (pays semi-annually)	10/25/49	(1,996)	—	(1,996)

Total						$(76,933)	$1,356	$(75,577)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation
Brazil	$200	1.00% (pays quarterly)(1)	6/20/24	1.10%	$(656)	$5,575	$4,919
Brazil	150	1.00% (pays quarterly)(1)	12/20/24	1.21	(1,393)	1,727	334
Mexico	200	1.00% (pays quarterly)(1)	12/20/24	0.93	955	962	1,917
Russia	200	1.00% (pays quarterly)(1)	12/20/24	0.77	2,543	(1,847)	696
Turkey	85	1.00% (pays quarterly)(1)	6/20/20	1.25	(36)	1,793	1,757
Turkey	190	1.00% (pays quarterly)(1)	12/20/24	3.35	(20,138)	23,567	3,429

Total	$1,025				$(18,725)	$31,777	$13,052

*

If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2019, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $1,025,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

EURIBOR	-	Euro Interbank Offered Rate

GDP	-	Gross Domestic Product

LIBOR	-	London Interbank Offered Rate

Currency Abbreviations:

EUR	-	Euro

USD	-	United States Dollar

At October 31, 2019 the Fund had sufficient cash and/or securities to cover commitments under open derivative contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase of securities.

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts to enhance total return and/or to seek to hedge against fluctuations in currency exchange rates.

Interest Rate Risk: The Fund utilizes various interest rate derivatives including interest rate futures contracts and interest rate swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2019 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative	Liability Derivative
Credit	Credit Default Swaps (Centrally Cleared)	$3,498	$(22,223)

Total		$3,498	$(22,223)

Foreign Exchange	Forward Foreign Currency Exchange Contracts	$2,331	$(10,981)

Total		$2,331	$(10,981)

Interest Rate	Futures Contracts*	$3,458	$(87,530)
Interest Rate	Interest Rate Swaps (Centrally Cleared)	41,028	(117,961)

Total		$44,486	$(205,491)

At October 31, 2019, the value of the Fund’s investment in affiliated funds was $673,854, which represents 8.1% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the fiscal year to date ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Eaton Vance Cash Reserves Fund, LLC, 1.97%	$24,800	$6,632,796	$(5,983,654)	$(93)	$5	$673,854	$5,883	673,854

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments and open derivatives instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total
Foreign Government Bonds	$—	$5,407,078	$—	$5,407,078
Foreign Corporate Bonds	—	722,400	—	722,400
Sovereign Loans	—	885,282	—	885,282
Short-Term Investments	—	673,854	—	673,854
Total Investments	$—	$7,688,614	$—	$7,688,614
Forward Foreign Currency Exchange Contracts	$—	$2,331	$—	$2,331
Futures Contracts	3,458	—	—	3,458
Swap Contracts	—	44,526	—	44,526
Total	$3,458	$7,735,471	$—	$7,738,929

Liability Description
Forward Foreign Currency Exchange Contracts	$—	$(10,981)	$—	$(10,981)
Futures Contracts	(87,530)	—	—	(87,530)
Swap Contracts	—	(140,184)	—	(140,184)
Total	$(87,530)	$(151,165)	$—	$(238,695)

For information on the Fund’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements included in its semiannual or annual report to shareholders.